UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  April 26, 2007

The Medicines Company
(Exact Name of Registrant as Specified in Charter)

Delaware	000-31191	04-3324394
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

8 Campus Drive
Parsippany, New Jersey	07054
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (973) 656-1616

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions ( see General Instruction A.2. below):

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01               Other Events

The principal U.S. patent that covers The Medicines Company’s (the “Company”) product, Angiomax® (bivalirudin), expires in 2010.  In 2002, the United States Patent and Trademark Office (the “PTO”) denied the Company’s application under the Hatch Waxman Act for an extension of the term of the patent beyond 2010 because the application was not filed on time by the Company’s counsel. In October 2002, the Company filed a request with the PTO for reconsideration of the denial of the application.  On April 26, 2007, the Company received a decision denying the Company’s application for patent term extension. The Company disagrees with the PTO’s decision. The Company intends to seek review of this decision and continue to pursue other actions.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THE MEDICINES COMPANY

Date: April 27, 2007	By:	/s/ GLENN P SBLENDORIO
Glenn P. Sblendorio
Executive Vice President and Chief Financial Officer